Virtual Shares	12 Months Ended
Apr. 30, 2026
Virtual Shares [Abstract]
Virtual Shares

Note 13 – Virtual Shares

On November 21, 2024, PML entered into a virtual shareholder arrangement under which a counterparty was granted a non-equity economic interest equivalent to 470 virtual shares (the “Virtual Shares”), representing approximately 2.35% of PML’s issued share capital on a fully diluted basis at inception. The arrangement does not confer legal ownership, voting rights or participation in management. PML issued the Virtual Shares in exchange for the surrender of 10,234 Class B ordinary non-voting shares, which were reallocated proportionally among PML’s remaining shareholders.

The Virtual Shares also include a liquidation preference that is separate from the Virtual Preferred Dividend and the 8% annual non-compounding interest. As of April 30, 2026, no liquidity event occurred. The Company classified Virtual Shares as mezzanine equity as of April 30, 2026, because settlement may occur upon a liquidity event that is not solely within the Company’s control. The Company did not classify the Virtual Shares as liabilities under ASC 480 and did not recognize a liability for the Virtual Preferred Dividend or liquidation preference as of April 30, 2026. The carrying amount of the Virtual Shares was JPY 323,826,972 (USD 2,067,069) as of April 30, 2026.

The Virtual Shares provide economic participation rights, including dividend and liquidation participation rights, and customary tag-along and drag-along rights. The arrangement includes a stated preferred return of US$2.0 million (the “Virtual Preferred Dividend”), payable from available profits upon declaration, together with separate non-compounding interest at 8% per annum until the Virtual Preferred Dividend is paid. Monthly payments of US$13,333 settle the 8% interest and do not reduce the US$2.0 million Virtual Preferred Dividend. PML may settle the interest in cash, through offset against amounts owed by the virtual shareholder or its affiliates, or in kind through additional Virtual Shares. The arrangement also permits PML, upon satisfaction of the preferred return, to elect to convert the Virtual Shares into Class B ordinary non-voting shares.

The January 20, 2026 Acquisition did not constitute a liquidity event under the Virtual Shareholder Agreement and did not trigger the liquidation preference. The virtual shareholder elected to participate in the related share exchange pursuant to its tag-along rights.